Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Prakash Agarwal, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NeoMagic Corporation on Form 10-Q for the quarterly period ended October 27, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of NeoMagic Corporation.

By:	/s/ Prakash Agarwal

Name:	Prakash Agarwal
Title:	Chief Executive Officer

I, Stephen T. Lanza, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of NeoMagic Corporation on Form 10-Q for the quarterly period ended October 27, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of NeoMagic Corporation.

By:	/s/ Stephen T. Lanza

Name:	Stephen T. Lanza
Title:	Chief Financial Officer